UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01.  Other Events

As previously disclosed, on November 6, 2012, United States Cellular Corporation (“U.S. Cellular”), a subsidiary of Telephone and Data Systems, Inc. (“TDS”), entered into a Purchase and Sale Agreement with subsidiaries of Sprint Nextel Corporation (“Sprint”).  Pursuant to the Purchase and Sale Agreement, on May 16, 2013, U.S. Cellular transferred customers and certain PCS license spectrum to Sprint in U.S. Cellular's Chicago, central Illinois, St. Louis and certain Indiana/Michigan/Ohio markets (“Divestiture Markets”) in consideration for $480 million in cash. The Purchase and Sale Agreement also contemplated certain other agreements, together with the Purchase and Sale Agreement collectively referred to as the “Divestiture Transaction.”  This transaction was reported on a Form 8-K dated November 6, 2012, which is incorporated by reference herein.

Also, as previously disclosed, on April 3, 2013, U.S. Cellular entered into an agreement relating to the Partnerships (as defined below) with Cellco Partnership d/b/a Verizon Wireless (“Verizon Wireless”).  U.S. Cellular holds a 60.00% interest in St. Lawrence Seaway RSA Cellular Partnership (“NY1”) and a 57.14% interest in New York RSA 2 Cellular Partnership (“NY2” and, together with NY1, the “Partnerships”).  The remaining interests in the Partnerships are held by Verizon Wireless.  The Partnerships are operated by Verizon Wireless under the Verizon Wireless brand.  Prior to April 3, 2013, because U.S. Cellular owns a greater than 50% interest in each of these Partnerships and based on U.S. Cellular’s rights under the Partnership Agreements, TDS consolidated the financial results of these Partnerships in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The agreement amends the Partnership Agreements in several ways which provide Verizon Wireless with substantive participating rights that allow Verizon Wireless to make decisions that are in the ordinary course of business of the Partnerships and which are significant to directing and executing the activities of the business.   Accordingly, as required by GAAP, TDS deconsolidated the Partnerships effective as of April 3, 2013 and thereafter reported them as equity method investments in its consolidated financial statements (the “Deconsolidation”).

The purpose of this Form 8-K is to file unaudited pro forma financial information for TDS for the three months and year ended December 31, 2013 that gives effect to the Divestiture Transaction and the Deconsolidation.

TDS previously filed a Form 8-K dated April 3, 2013 with pro forma financial information relating to the Deconsolidation as of and for the year ended December 31, 2012, which is incorporated by reference herein.  Subsequently on May 3, 2013, TDS filed a Form 8-K which updated that information and also added the Divestiture Transaction to the pro forma financial information, which is also incorporated by reference herein.  The Divestiture Transaction closed on May 16, 2013.  TDS filed a Form 8-K on August 2, 2013 and on November 1, 2013 to update information on the Divestiture Transaction through June 30, 2013 and September 30, 2013, respectively, both of which are incorporated by reference herein. Also, because of certain ongoing aspects of the Divestiture Transaction following the closing, TDS is filing this Form 8-K to update the pro forma information through December 31, 2013.  Since the Consolidated Statement of Operations for the three months ended December 31, 2013 reflects the Partnerships’ Deconsolidation for the entire period, the Deconsolidation is not included on the pro forma financial information for such three month period.  However, because the Partnerships were consolidated for the three months ended March 31, 2013, the pro forma financial information for the year ended December 31, 2013 reflects adjustments related to the Deconsolidated Partnerships.

Item 9.01.  Financial Statements and Exhibits

(b)     Pro Forma Financial Information

The unaudited pro forma financial information of TDS for the three months and year ended December 31, 2013 that gives effect to the Divestiture Transaction and the Deconsolidation, as discussed above in item 8.01, is attached as Exhibit 99.5.

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

Attached as Exhibit 99.6 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	February 26, 2014

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller
(principal financial officer and principal accounting officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
2.1

Purchase and Sale Agreement dated as of November 6, 2012 by and between United States Cellular Corporation and Sprint Spectrum L.P. and SprintCom, Inc. is hereby incorporated by reference from Exhibit 2.1 to U.S. Cellular’s Current Report on Form 8-K dated November 6, 2012.

99.1

Unaudited pro forma financial information of TDS as of December 31, 2012 and for the year ended December 31, 2012 that gives effect to the Deconsolidation is hereby incorporated by reference from Exhibit 99.1 to TDS' Current Report on Form 8-K dated April 3, 2013.

99.2

Unaudited pro forma financial information of TDS as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012 that gives effect to the Divestiture Transaction and the Deconsolidation is hereby incorporated by reference from Exhibit 99.2 to TDS' Current Report on Form 8-K dated May 3, 2013.

99.3

Unaudited pro forma financial information of TDS for the three and six months ended June 30, 2013 that gives effect to the Divestiture Transaction and the Deconsolidation is hereby incorporated by reference from Exhibit 99.3 to TDS' Current Report on Form 8-K dated August 2, 2013.

99.4

Unaudited pro forma financial information of TDS for the three and nine months ended September 30, 2013 that gives effect to the Divestiture Transaction and the Deconsolidation is hereby incorporated by reference from Exhibit 99.4 to TDS' Current Report on Form 8-K dated November 1, 2013.

99.5	Unaudited pro forma financial information of TDS for the three months and year ended December 31, 2013 that gives effect to the Divestiture Transaction and the Deconsolidation.

99.6	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement